UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2013

GENCO SHIPPING & TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2013, the Board of Directors of Baltic Trading Limited (“Baltic Trading”), a subsidiary of Genco Shipping & Trading Limited (the “Company”), approved an amendment and restatement of the Company’s 2010 Equity Incentive Plan (the “2010 Plan”) which revises the portions of the definition of Change in Control in Sections 3.8(a)(i) and (ii) thereof.  Baltic Trading’s named executive officers as set forth in its Proxy Statement for its 2013 Annual Meeting of Shareholders filed on Schedule 14A on March 29, 2013 participate in the 2010 Plan.

In addition, Baltic Trading has entered into a letter agreement (the “Employment Agreement”) with John C. Wobensmith, dated December 19, 2013.  Mr. Wobensmith serves as the Company’s Chief Financial Officer, Principal Accounting Officer, and Secretary and Baltic Trading’s President, Chief Financial Officer, Principal Accounting Officer, Secretary and Treasurer.  The Employment Agreement is intended to provide for the continued services of Mr. Wobensmith for Baltic Trading’s benefit if Mr. Wobensmith’s employment at the Company terminates following a Change in Control as defined in Mr. Wobensmith’s existing employment agreement with the Company dated September 21, 2007.  In connection with Mr. Wobensmith’s execution of the Employment Agreement, Mr. Wobensmith received a grant of 100,000 restricted shares of Baltic Trading’s common stock and entered into an agreement to amend the terms of his existing restricted stock grant agreements with Baltic Trading that pertain to accelerated vesting.

Further details of the and the amendment and restatement of the 2010 Plan and the Employment Agreement and related agreements entered into by Baltic Trading and Mr. Wobensmith are set forth in Item 5.02 of the Current Report of Baltic Trading on Form 8-K filed on December 20, 2013 (the “Baltic Trading 8-K”), which Item 5.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1	Baltic Trading Limited 2010 Equity Incentive Plan, as amended and restated as of December 19, 2013.*

10.2	Letter Agreement dated December 19, 2013 between Baltic Trading Limited and John C. Wobensmith.*

10.3	Restricted Stock Grant Agreement dated December 19, 2013 between Baltic Trading Limited and John C. Wobensmith for 100,000 restricted shares of common stock.*

10.4	Amendment Agreement dated December 19, 2013 between Baltic Trading Limited and John C. Wobensmith.*

*Incorporated by reference to the Baltic Trading 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: December 20, 2013

/s/ John C. Wobensmith
John C. Wobensmith
Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Baltic Trading Limited 2010 Equity Incentive Plan, as amended and restated as of December 19, 2013.*

10.2	Letter Agreement dated December 19, 2013 between Baltic Trading Limited and John C. Wobensmith.*

10.3	Restricted Stock Grant Agreement dated December 19, 2013 between Baltic Trading Limited and John C. Wobensmith for 100,000 restricted shares of common stock.*

10.4	Amendment Agreement dated December 19, 2013 between Baltic Trading Limited and John C. Wobensmith.*

*Incorporated by reference to the Baltic Trading 8-K.